RESCISSION AGREEMENT
                        --------------------


	THIS AGREEMENT, is entered into this ____ day of February, 2003, by and between LEGENDS ENTERPIRSES, INC., (hereinafter referred to as "Legends") and John J. Mahoney. (hereinafter referred to as
"Mahoney"):

	WHEREAS, on September 16, 2002, Legends entered into a Purchase and Sale Agreement (the "Agreement") with Mahoney; and

	WHEREAS, pursuant to the terms and conditions of the Agreement, entered into on September 16, 2002, Legends delivered to Mahoney
4,400,000 shares of Legend; and

	WHEREAS, pursuant to the terms and conditions of the Agreement entered into on September 16, 2002, Mahoney delivered to Legends certain personal property, more specifically described in Exhibit "A" of the Agreement; and

	WHEREAS, pursuant to the terms and conditions of the Agreement entered into on September 16, 2002, Legends agreed to assume a certain promissory note in the amount of $176,000, more specifically described in Exhibit "B" of the Agreement;

	WHEREAS, subsequent to the completion of the terms and conditions of the Agreement, the parties are unable to reconcile certain differences which have arisen between the parties; and

	WHEREAS, the parties are in agreement that is in the best interest of all parties, and the shareholders of the parties, that the Agreement be rescinded as between and among all parties; and

	WHEREAS, all parties are desirous of entering into a mutual release and hold harmless agreement;

	IT IS THEREFORE AGREED AS FOLLOWS:

	1.	a. 	For and in consideration of the mutual releases
executed herein, and other good and valuable consideration which the parties acknowledge receipt of, John J. Mahoney shall deliver to the Law Office of L. Van Stillman, P.A. (the "Exchange Agent"), a share certificate or share certificates totaling 4,400,000 shares of Legends, duly executed with medallion signature guarantees, which agent shall hold, pursuant to the terms and conditions of this Agreement.

                b. Upon the execution of this Agreement, Legends shall cause to be delivered to the Exchange Agent, its Board of Directors resolution authorizing the execution of this Agreement, and ratifying all of its terms and conditions, and deliver, executed by an authorized officer of Legends, a re-assignment of all assets purchased and sold and a


         Exhibit 10.1 - Pg. 1


bill of sale, which shall be held pursuant to the terms and conditions of this Agreement.

                c. At such time as the exchange agent is in receipt of the shares delivered by Mahoney and all of the documents delivered by Legends, it shall cause the shares of Legends to be immediately delivered to Legends and the re-assignment and bill of sale to be delivered to Mahoney.

        2. Upon delivery of the shares by the exchange agent to Legends and delivery of the documents to Mahoney, all rights arising out of, or obligations required by the parties to comply with the terms and conditions of the Agreement dated September 16, 2002, shall cease and the parties hereby agree to abide by the terms and conditions of this Agreement.

        3.      a.      Mutual Release.  By the execution of this
Agreement, all parties hereto agree to release each other party on their behalf and on behalf of their administrative successors, and assigns, whether herein named or referred to or not, and do acquit and by these presence to hereby release, acquit and forever discharge the other party, its successors and assigns its agents, servants and employees its divisions, subdivisions and affiliates of and from any and all past, present and future claims, counterclaims, demands, actions, causes of action, liabilities, damages, costs, loss of services, expenses, compensation, third-party action, suits at law or in equity, of every nature in description, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, and whether arising at law or in equity, under the common law, state or federal law, or any other law, or otherwise, including but not limited to, any claims that have been or might have been asserted as a result of the entry into by the parties of that certain Agreement dated as of September 16, 2002, between Legends Holdings, Inc. and John J.
Mahoney. It is the intention of the parties hereto to affect a full and final general release of all such claims. It is expressly understood and agreed that this release and Agreement is intended to cover, and does cover, not only all known injuries, losses and damages, but any future injuries, losses and damages, not now known or anticipated, but which may later develop or be discovered, including all of the affects and consequences thereof.

                b. The parties declare that they understand, covenant and agree that they will not make any claims or demands, or file any legal proceedings against any other party, their agents attorneys or employees, or join any other party, do any claim, demand or legal proceeding, or shall the parties proceed against any other party, person, firm or corporation on the claims described above, except as is necessary in order to enforce the terms and conditions of this Agreement.

        4. In addition to the delivery of the shares as set forth above, John J. Mahoney shall deliver, at the time his shares are delivered to the exchange agent, an executed resignation from any office that he shall hold in Legends.


         Exhibit 10.1 - Pg. 2


        5. It is understood and agreed that the duties of the Exchange Agent are purely ministerial in nature, and that:

        5.1 The Exchange Agent shall notify all parties immediately upon receipt of the shares to be delivered, as provided for in this Agreement.

        5.2 The Exchange Agent shall not be responsible for or be required to enforce any of the terms or conditions of any agreement between the Parties or any other party nor shall the Exchange Agent be responsible for the performance by the Parties of their respective obligations under this Agreement.

        5.3 The Exchange Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Exchange Agent pursuant to this Agreement without the necessity of the Exchange Agent verifying the truth or accuracy thereof. The Exchange Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identify of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

        5.4 If the Exchange Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to shares to be held, or which are held by the Exchange Agent, which are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled to hold all Shares pending the resolution of such uncertainty to the Exchange Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise; or the Exchange Agent, at its sole option, may deposit the Shares with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Exchange Agent of the Shares with the Clerk of any court, the Exchange Agent shall be relieved of all further obligations and released from all liability hereunder.

        5.5 The Exchange Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct or gross negligence. The Exchange Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

        6. Any notice, request, demand, or any other communication required or permitted hereunder, shall be deemed to be properly given when deposited in the United States Mail, postage prepaid, or deposited with a recognized courier service.

        7. This instrument contains all of the agreements, understandings, representations, conditions, warranties and covenants made between the parties hereto. Unless set forth herein, neither party shall be liable for any representations made and all modifications and amendments hereto must be in writing.


         Exhibit 10.1 - Pg. 3



        8. Controlling Law. The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of New Hampshire. Venue for any action brought to enforce the terms and conditions of this Agreement shall only be brought in the Courts, whether State or Federal, in the State of New Hampshire.

	THIS AGREEMENT, being executed on the ____ day of February, 2003.



                                      Legends Holdings, Inc.


                                      By:___________________________

                                      Title:________________________




                                      ______________________________
                                      John J. Mahoney



                                      Law office of L. Van Stillman, PA



                                      _______________________________
                                      President


         Exhibit 10.1 - Pg. 4